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                             JATO COMMUNICATIONS CORP.

              SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                                  January 20, 2000

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                                  TABLE OF CONTENTS

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1.   GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.1   Amendment and Restatement of the Prior Agreement. . . . . . . .1

     1.2   Definitions.. . . . . . . . . . . . . . . . . . . . . . . . . .1

2.   RESTRICTIONS ON TRANSFER. . . . . . . . . . . . . . . . . . . . . . .4

     2.1   Restrictions on Transfer. . . . . . . . . . . . . . . . . . . .4

     2.2   "Market Stand Off" Agreement. . . . . . . . . . . . . . . . . .6

3.   REGISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     3.1   Demand Registration.. . . . . . . . . . . . . . . . . . . . . .6

     3.2   Piggyback Registrations.. . . . . . . . . . . . . . . . . . . .8

     3.3   Form S-3 Registration.. . . . . . . . . . . . . . . . . . . . .9

     3.4   Registration Expenses.. . . . . . . . . . . . . . . . . . . . 10

     3.5   Obligations of the Company. . . . . . . . . . . . . . . . . . 10

     3.6   Termination of Registration Rights. . . . . . . . . . . . . . 11

     3.7   Furnish Information.. . . . . . . . . . . . . . . . . . . . . 11

     3.8   Delay of Registration.. . . . . . . . . . . . . . . . . . . . 11

     3.9   Assignment of Registration Rights.. . . . . . . . . . . . . . 11

     3.10  Amendment or Waiver of Registration Rights. . . . . . . . . . 12

     3.11  Limitation on Subsequent Registration Rights... . . . . . . . 12

     3.12  Indemnification.. . . . . . . . . . . . . . . . . . . . . . . 12

     3.13  Rule 144 Reporting. . . . . . . . . . . . . . . . . . . . . . 14

4.   COVENANTS OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . 15

     4.1   Basic Financial Information and Reporting.. . . . . . . . . . 15

     4.2   Inspection Rights.. . . . . . . . . . . . . . . . . . . . . . 16

     4.3   Confidentiality of Records. . . . . . . . . . . . . . . . . . 16

     4.4   Reservation of Common Stock.. . . . . . . . . . . . . . . . . 16

     4.5   SEC Compliance. . . . . . . . . . . . . . . . . . . . . . . . 16

     4.6   Meetings of the Board of Directors. . . . . . . . . . . . . . 16

     4.7   Committees. . . . . . . . . . . . . . . . . . . . . . . . . . 16

     4.8   Corporate Existence, Licenses and Permits; Maintenance of
           Properties. . . . . . . . . . . . . . . . . . . . . . . . . . 17

     4.9   Board of Directors Approval . . . . . . . . . . . . . . . . . 17

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     4.10  SBIC Regulatory Provisions. . . . . . . . . . . . . . . . . . 18

     4.11  Board Observer. . . . . . . . . . . . . . . . . . . . . . . . 18

     4.12  Qualified Small Business. . . . . . . . . . . . . . . . . . . 19

     4.13  Termination of Covenants. . . . . . . . . . . . . . . . . . . 19

5.   PREEMPTIVE RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . 19

     5.1   Subsequent Offerings. . . . . . . . . . . . . . . . . . . . . 19

     5.2   Exercise of Rights. . . . . . . . . . . . . . . . . . . . . . 19

     5.3   Issuance of Equity Securities to Major Investors. . . . . . . 20

     5.4   Termination of Preemptive Rights. . . . . . . . . . . . . . . 20

     5.5   Transfer of Preemptive Rights.. . . . . . . . . . . . . . . . 20

     5.6   Excluded Securities.. . . . . . . . . . . . . . . . . . . . . 20

6.   RIGHT OF FIRST REFUSAL ON FOUNDER TRANSFERS . . . . . . . . . . . . 21

     6.1   Right of First Refusal on Founder Transfers.. . . . . . . . . 21

     6.2   Exercise of Rights. . . . . . . . . . . . . . . . . . . . . . 21

     6.3   Issuance of Equity Securities to the Non-Selling Founders.. . 21

     6.4   Issuance of Equity Securities to the Series B Holders . . . . 21

     6.5   Issuance of Equity Securities to the Company. . . . . . . . . 22

     6.6   No Participation. . . . . . . . . . . . . . . . . . . . . . . 22

     6.7   Termination of Right of First Refusal.. . . . . . . . . . . . 22

     6.8   Exempt Securities.. . . . . . . . . . . . . . . . . . . . . . 22

7.   RIGHT OF FIRST REFUSAL ON TRANSFERS BY SERIES A HOLDERS . . . . . . 23

     7.1   Right of First Refusal on Series A Transfers. . . . . . . . . 23

     7.2   Right of First Refusal on Transfers by Series A Holders.. . . 23

     7.3   Company's Right to Purchase.. . . . . . . . . . . . . . . . . 23

     7.4   Series A Holders' Right to Purchase.. . . . . . . . . . . . . 23

     7.5   Series B Holders' Right to Purchase . . . . . . . . . . . . . 24

     7.6   Sale of Shares. . . . . . . . . . . . . . . . . . . . . . . . 24

     7.7   Termination of Right of First Refusal.. . . . . . . . . . . . 24

     7.8   Exempt Transfers. . . . . . . . . . . . . . . . . . . . . . . 24

8.   VOTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

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     8.1   Voting. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

     8.2   Election of Directors.. . . . . . . . . . . . . . . . . . . . 25

     8.3   Vacancies.. . . . . . . . . . . . . . . . . . . . . . . . . . 25

     8.4   Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . 25

9.   CO-SALE RIGHT.. . . . . . . . . . . . . . . . . . . . . . . . . . . 25

     9.1   Sales by Stockholders.. . . . . . . . . . . . . . . . . . . . 25

     9.2   Exempt Transfers. . . . . . . . . . . . . . . . . . . . . . . 27

     9.3   Termination of Co-Sale Rights.. . . . . . . . . . . . . . . . 27

     9.4   Prohibited Transfers. . . . . . . . . . . . . . . . . . . . . 27

10.  APPROVED SALE.. . . . . . . . . . . . . . . . . . . . . . . . . . . 28

     10.1  Voting of Shares. . . . . . . . . . . . . . . . . . . . . . . 28

     10.2  Drag-Along Provision. . . . . . . . . . . . . . . . . . . . . 28

     10.3  Forced Sale.. . . . . . . . . . . . . . . . . . . . . . . . . 28

     10.4  No Objections.. . . . . . . . . . . . . . . . . . . . . . . . 29

11.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

     11.1  Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . 29

     11.2  Successors and Assigns. . . . . . . . . . . . . . . . . . . . 29

     11.3  Severability. . . . . . . . . . . . . . . . . . . . . . . . . 29

     11.4  Subsequent Investors. . . . . . . . . . . . . . . . . . . . . 29

     11.5  Amendment and Waiver. . . . . . . . . . . . . . . . . . . . . 29

     11.6  Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . . 30

     11.7  Attorneys' Fees.. . . . . . . . . . . . . . . . . . . . . . . 30

     11.8  Injunctive Relief.. . . . . . . . . . . . . . . . . . . . . . 30

     11.9  Titles and Subtitles. . . . . . . . . . . . . . . . . . . . . 30

     11.10 Complete Agreement. . . . . . . . . . . . . . . . . . . . . . 30

     11.11 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 31
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                                      iii

                             JATO COMMUNICATIONS CORP.
              SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


       This SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 20th day of January, 2000, by and among JATO COMMUNICATIONS CORP., a Delaware corporation (the "COMPANY"), certain holders of the Company's Common Stock set forth on EXHIBIT A hereto (each, a "FOUNDER," and, collectively, the "FOUNDERS"), the holders of the Company's Series A Preferred Stock (the "SERIES A STOCK") set forth on EXHIBIT A hereto, the holders of the Company's Series B Preferred Stock (the "SERIES B STOCK") set forth on EXHIBIT A hereto, the holders of the Company's Series C Preferred Stock (the "SERIES C STOCK") set forth on EXHIBIT A hereto, and the holders of the Company's Series D Preferred Stock (the "SERIES D STOCK") set forth on EXHIBIT A hereto. The Founders, the Series A Holders, the Series B Holders, the Series C Holders and the Series D Holders shall be referred to hereinafter as the "INVESTORS" and each individually as an "INVESTOR."

       WHEREAS, the Company has granted registration rights, information rights, preemptive rights and certain other rights pursuant to that certain Amended and Restated Investors' Rights Agreement, by and among the Company, the Founders, the Series A Holders, the Series B Holders and the Series C Holders, dated as of September 16, 1999, as amended by the First Amendment to the Amended and Restated Investors' Rights Agreement, dated as of December 22, 1999 (the "PRIOR AGREEMENT");

       WHEREAS, the Company proposes to sell and issue shares of its Series D Stock pursuant to those certain Series D Preferred Stock Purchase Agreements (the "PURCHASE AGREEMENTS"); and

       WHEREAS, as a condition of entering into the Purchase Agreements, the prospective purchasers have requested that the Company extend to them registration rights, information rights and other rights as set forth below, and the Company and the parties to the Prior Agreement are willing to amend the rights given to them pursuant to such agreements by replacing such rights in their entirety with the rights set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and the Purchase Agreements, the parties mutually agree as follows:

1.     GENERAL

       1.1    AMENDMENT AND RESTATEMENT OF THE PRIOR AGREEMENT.

              (a) The undersigned parties who constitute the parties necessary to amend the Prior Agreement hereby agree that, effective upon the date hereof, the Prior Agreement is null and void and superseded by the rights and obligations set forth in this Agreement.

       1.2    DEFINITIONS.

              (a) "COMMON STOCK" shall mean the common stock, $.01 par value per share, of the Company.

              (b) "EQUITY SECURITIES" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

              (c) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              (d) "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

              (e) "HOLDER" means any Investor owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 3.9 hereof.

              (f) "INITIAL OFFERING" shall mean the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

              (g) "PREFERRED STOCK" shall mean the preferred stock, $.01 par value per share, of the Company.

              (h) "QUALIFIED PUBLIC OFFERING" shall mean a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which (i) the per share price is at least equal to the "Target Multiple" (as hereinafter defined) multiplied by the then-effective Series B Conversion Price (the "SERIES B CONVERSION PRICE"), determined in accordance with the Company's Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware (the "THRESHOLD PRICE"), (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $30,000,000 and
(iii) the shares of Common Stock are listed on any national securities exchange or have been registered under Section 12(g) of the Exchange Act. As used herein, "TARGET MULTIPLE" shall mean (A) an amount equal to the product of 2.5 prior to the third anniversary of the date hereof and (B) an amount equal to 3.5 on or after the third anniversary of the date hereof.

              (i) The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

              (j) The term "REGISTRABLE SECURITIES" shall mean (a) Common Stock held by the Founders, (b) Common Stock of the Company issued or issuable upon conversion of the Shares, (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock or Shares referred to in clause (b) above and (d) any Common Stock of the Company issued to U.S. Telesource, Inc. pursuant to the Stock Purchase Agreement, dated as of February 9, 2000 (the "Telesource Purchase Agreement") by and between the Company and U.S. Telesource, Inc. and any Common Stock of the Company issued or issuable upon the exercise of that certain warrant issued to U. S. Telesource, Inc. pursuant to the Telesource Purchase Agreement as set forth on Exhibit A thereto. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 3 of this Agreement with respect to such registration rights are not assigned.

              (k) "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

              (l) "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with its obligations under
Section 3 hereof, including without limitation, all Commission, NASD and stock exchange or NASDAQ registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered in an initial public offering on each securities exchange or national market system on which such securities are to be so listed and, following such initial public offering, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one counsel retained in connection with each such registration by the holders of a majority of the Registrable Securities being registered, not to exceed $20,000, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (but not including any underwriting discounts or commission or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities other than the Company).

              (m) "RULE 144" shall mean Rule 144 of the rules and regulations promulgated under the Securities Act.

              (n)    "SEC" means the Securities and Exchange Commission.

              (o) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

              (p) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

              (q) "SERIES A HOLDERS" shall mean the holders of the Company's Series A Preferred Stock.

              (r) "SERIES B HOLDERS" shall mean the holders of the Company's Series B Stock.

              (s) "SERIES C HOLDERS" shall mean the holders of the Company's Series C Stock.

              (t) "SERIES D HOLDERS" shall mean the holders of the Company's Series D Stock.

              (u) "SERIES A SHARES" shall mean all shares of capital stock of the Company registered in the names of the Series A Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Series A Holders after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of, or as dividends or other rights with respect to, the Series A Stock).

              (v) "SERIES B SHARES" shall mean all shares of capital stock of the Company registered in the names of the Series B Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Series B Holders after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of, or as dividends or other rights with respect to, the Series B Stock).

              (w) "SERIES C SHARES" shall mean all shares of capital stock of the Company registered in the names of the Series C Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Series C Holders after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of, or as dividends or other rights with respect to, the Series C Stock).

              (x) "SERIES D SHARES" shall mean all shares of capital stock of the Company registered in the names of the Series D Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Series D Holders after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of, or as dividends or other rights with respect to, the Series D Stock).

              (y)    "STOCKHOLDERS" shall mean the Founders and the Series A
Holders.

              (z) "STOCKHOLDER SHARES" shall mean all shares of capital stock of the Company registered in the names of the Founders and the Series A Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Founders and Series A Holders after the date hereof.

              (aa) "SHARES" shall mean the Company's (i) Common Stock held by the Founders; (ii) the Series A Stock issued pursuant to the Series A Preferred Stock Purchase Agreement, dated as of October 23, 1998; (iii) the Series B Stock issued pursuant to the Series B Stock Purchase Agreement, dated as of April 16, 1999; (iv) the Series C Stock issued pursuant to the Series C Stock Purchase Agreement, dated as of September 16, 1999, as amended; (v) the Series D Stock issued pursuant to the Purchase Agreements; and (vi) any such shares held by a transferee to the extent such transferee shall become a party to this Agreement.

2.     RESTRICTIONS ON TRANSFER.

       2.1    RESTRICTIONS ON TRANSFER.

              (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1 unless and until:

                     (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                     (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act or any applicable state securities or Blue Sky laws. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                     (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to any or all of its partners or former partners, (B) a corporation to its stockholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their membership interest, (D) by a trust to its beneficiaries in accordance with their interests in the trust, (E) to the Holder's family member or trust for the benefit of an individual Holder or (F) to an affiliate of the Holder; PROVIDED, THAT, the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder; and PROVIDED, FURTHER, HOWEVER, that such transfer is pursuant to an exemption under the Securities Act.

PROVIDED, HOWEVER, that in connection with any such transfer or disposition other than as described in paragraph (i) above, the transferee shall have agreed in writing to be bound by the provisions of the Agreement.

              (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

       FIRST LEGEND:

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

       SECOND LEGEND:

       THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR
       OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, DATED JANUARY 20, 2000, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER.

              (c) The Company shall reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

              (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

       2.2 "MARKET STAND OFF" AGREEMENT. Each Holder hereby agrees that during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and the managing underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, THAT, all officers and directors of the Company enter into similar agreements.

       In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180) day period.

3.     REGISTRATION

       3.1    DEMAND REGISTRATION.

              (a) Subject to the conditions of this Section 3.1, if the Company shall receive a written request from either (i) the holders of more than forty percent (40%) of the Stockholder Shares or share equivalents then outstanding (the "SERIES A INITIATING HOLDERS"), or (ii) the holders of at least fifty-one percent (51%) of the Series B Shares or share equivalents then outstanding (the "SERIES B INITIATING HOLDERS" and, together with the Series A Initiating Holders, the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering the registration of, Registrable Securities having an aggregate offering price to the public of at least $10,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 3.1, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

              (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.1 requesting inclusion in such registration and the Company shall include such information in the written notice referred to in Section 3.1(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 3.1, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities requesting inclusion in such registration on a pro rata basis based on the number of Registrable Securities held by all such Holders (including Initiating Holders); PROVIDED, HOWEVER, that if the Initiating Holders are the Series B Initiating Holders, any shares proposed to be included by the Series B Holders shall be included in such registration before any such allocation takes place. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

              (c) The Company shall not be required to effect a registration pursuant to this Section 3.1:

                     (i)    prior to the earlier of (A) one hundred eighty
(180) days following the effectiveness of the Company's Initial Offering and
(B) the third anniversary of the date hereof; or

                     (ii) with respect to the Series A Initiating Holders, after the Company has filed two (2) registration statements pursuant to this
Section 3.1, and: (A) such registration has been declared or ordered effective; or (B) the request for such registration has been subsequently withdrawn by the Series A Initiating Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Series A Initiating Holders were not aware at the time of such request; or (C) such registration includes at least eighty percent (80%) of the Registrable Securities of which the holders of Common Stock and Series A Holders have requested registration pursuant to Section 3.1(a); or

                     (iii) with respect to the Series B Initiating Holders, after the Company has filed two (2) registration statements pursuant to this
Section 3.1, and: (A) such registration has been declared or ordered effective; or (B) the request for such registration has been subsequently withdrawn by the Series B Initiating Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Series B Initiating Holders were not aware at the time of such request; or (C) such registration includes at least eighty percent (80%) of the Registrable Securities of which the Series B Holders have requested registration pursuant to Section 3.1(a); or

                     (iv) if such registration is the first registration requested pursuant to this Section 3.1 and the Initiating Holders do not include holders of a majority of the Series B Shares then outstanding; or

                     (v) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 3.1(a), the Company gives notice to the Holders of the Company's intention to make an Initial Offering within ninety (90) days and proceeds diligently and in good faith to see that such Initial Offering be declared effective; PROVIDED, HOWEVER, that this clause (v) shall not affect any request by Initiating Holdings in accordance with clause (i)(B) above; or

                     (vi) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.1, a certificate signed by the Chairman of the Board (or, if there is no Chairman, a majority of the Board of Directors) stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; PROVIDED, THAT, the right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

       3.2 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company and to offerings of securities of the Company initiated by any party exercising its demand registration rights, but excluding registration statements relating to employee benefit plans and corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

       If the registration statement under which the Company gives notice under this Section 3.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that the inclusion of such shares will materially and adversely affect the marketing of the offering, the number of shares that may be included in the underwriting shall be allocated as follows: (i) first, to the Company, (ii) second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders and (iii) third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting or
(ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by the Holders. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.4 hereof.

       3.3 FORM S-3 REGISTRATION. In case the Company shall receive a written request from the Holders of more than twenty-five percent (25%) of the Registrable Securities then outstanding that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

              (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

              (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 3.3:

                     (i) if the Company has already effected two (2) registrations on Form S-3 for such Holders pursuant to this Section 3.3 in any calendar year and such registration includes at least fifty percent (50%) of the Registrable Securities of which the Holders have requested registration pursuant to Section 3.3; or

                     (ii) if such registration is the first registration requested pursuant to this Section 3.3 and the holders requesting registration do not include holders of a majority of the Series B Shares, Series C Shares and Series D Shares, taken together, then outstanding;

                     (iii) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders; or

                     (iv) if such Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $5,000,000; or

                     (v) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company (or, if there is no Chairman, a majority of the Board of Directors) stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3.3; PROVIDED, THAT, the right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                     (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

              (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

       3.4 REGISTRATION EXPENSES. The Company shall bear all Registration Expenses, except that each participating Holder shall bear its proportionate share of all Selling Expenses. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Sections
3.1 or 3.3, the request of which has been subsequently withdrawn by the Holders, unless the withdrawal is based upon material adverse information concerning the

Company of which the Holders initiating the registration request were not aware at the time of such request. If the Holders are required to pay their Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

       3.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and keep such registration statement effective for up to ninety (90) days.

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

              (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, PROVIDED, THAT, the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

       3.6 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 3 shall terminate and be of no further force and effect five (5) years after the Company has completed its Initial Offering. In addition, the right of any Holder to request inclusion of Registrable Securities in any registration pursuant to this Section 3 shall terminate (i) twelve (12) months following the date on which all Registrable Securities held by and issuable to such Holder (and its affiliates, partners and former partners) may be sold under Rule 144 during any ninety (90) day period and
(ii) when the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act.

       3.7    FURNISH INFORMATION.

              (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

              (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 3.1 or 3.3 if, due to the operation of subsection 3.1(b), the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 3.1 or 3.3, whichever is applicable.

       3.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

       3.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member, retired member, affiliate or trust beneficiary of a Holder,
(b) is a Holder's family member or trust for the benefit of an individual Holder or (c) acquires at least sixty-six thousand six hundred sixty-six (66,666) shares of Registrable Securities (as adjusted for stock dividends, stock splits and combinations); PROVIDED, HOWEVER, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

       3.10 AMENDMENT OR WAIVER OF REGISTRATION RIGHTS. Any provision of this Section 3 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (a) the holders of a majority of the Series B Shares, Series C Shares and Series D Shares, taken together, or share equivalents then outstanding with respect to
Section 3.3 only, (b) the holders of a majority of the Series B Shares or share equivalents then outstanding with respect to all other provisions of this Section 3, and (c) the holders of a majority of the Stockholder Shares then outstanding. Any amendment or waiver effected in accordance with this
Section 3.10 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Agreement, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

       3.11 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least fifty-one percent (51%) of the Series B Shares or share equivalents then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior (as to time of exercise, includability in any underwritten offering in connection with an underwriters' cutback or in any other respect) to those granted to the Holders hereunder.

       3.12 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 3.1, 3.2 or 3.3:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

              (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 3.12(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 3.12(b) exceed the net proceeds from the offering received by such Holder.

              (c) Promptly after receipt by an indemnified party under this Section 3.12 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.12, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or reasonably likely differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party to the extent of any liability to the indemnified party under this Section 3.12 caused by such failure, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.12.

              (d) If the indemnification provided for in this Section 3.12 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, THAT, in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

              (e)    The obligations of the Company and Holders under this
Section 3.12 shall survive completion of any offering of Registrable Securities in a registration statement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

       3.13 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public.

              (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act;

              (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

4.     COVENANTS OF THE COMPANY

       4.1    BASIC FINANCIAL INFORMATION AND REPORTING.

              (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

              (b) So long as a holder of Series A Shares, Series B Shares, Series C Shares or Series D Shares (with its affiliates) shall own not less than sixty-six thousand six hundred sixty-six (66,666) shares of Registrable Securities (as adjusted for stock dividends, stock splits and combinations) (a "MAJOR INVESTOR"), as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each such Major Investor and each Founder an audited consolidated balance sheet of the Company, as at the end of such fiscal year, an audited consolidated statement of income and an audited consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail.

              (c) The Company will furnish each Major Investor and each Founder, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet of the Company as of the end of each such quarterly period, an unaudited consolidated statement of income and an unaudited consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. Additionally, the Company will furnish each Series B Holder, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty
(30) days thereafter, (i) a letter from the Company's management discussing the revenues and operations of the Company in each such period and (ii) a compliance certificate, executed by the President or Chief Executive Officer of the Company, to the effect that the Company has complied with the covenants set forth in this Section 4.1 in each such period.

              (d) The Company will furnish each Series B Holder, as soon as practicable after the end of each month, and in any event within thirty
(30) days thereafter, an unaudited consolidated balance sheet of the Company as of the end of each such month and an unaudited consolidated statement of income and an unaudited consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

              (e) The Company will furnish each member of the Board of Directors with (i) the information set forth in Sections 4.1(b)-(d) above at the time it is distributed to the Major Investors and Founders, (ii) copies of all filings with the SEC, (iii) information as to any pending material litigation and any material default under any material agreement of the Company, (iv) copies of management letters of accountants and, (v) within thirty (30) days after the beginning of each fiscal year, an annual budget for such fiscal year.

              (f) Each Series B Holder is hereby authorized to deliver a copy of any financial statement delivered to it pursuant to this Section 4.1 to any regulatory body having jurisdiction over it which requests such information.

       4.2 INSPECTION RIGHTS. Each Major Investor and Founder shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; PROVIDED, HOWEVER, that the Company shall not be obligated under this Section 4.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

       4.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives uses, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 4.3.

       4.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series B Stock, Series C Stock and Series D Stock, all Common Stock issuable from time to time upon such conversion.

       4.5 SEC COMPLIANCE. During any time that the Company is subject to the reporting requirements of the Exchange Act, the Company shall timely file all required reports pursuant to the Exchange Act. Additionally, the Company shall make available to Investors the information contemplated by Rule 144A. At such time that any stock held by an Investor is eligible for transfer pursuant to Rule 144(k), the Company shall, upon the request of such Investor, remove any restrictive legend from the applicable stock certificate at no cost to such Investor.

       4.6 MEETINGS OF THE BOARD OF DIRECTORS. The Board of Directors shall meet as often as is necessary to review the operating results and developments of the Company, but, in any case, not less than quarterly.

       4.7 COMMITTEES. The Company agrees to maintain audit and compensation committees with such duties and powers as are customarily performed by such committees. Both committees shall include a representative of each of Crest Communications Partners LP, CEA Capital Partners USA, L.P. and Mayfield X, L.P.

       4.8 CORPORATE EXISTENCE, LICENSES AND PERMITS; MAINTENANCE OF PROPERTIES. So long as any Holder shall hold any Series B Shares, the Company will at all times use commercially reasonable efforts to do or cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the U.S., preserve and keep in force and effect, and cause any subsidiary to apply for on a timely basis, preserve and keep in force and effect, all licenses and permits necessary and material to the conduct of the business of the Company and any consolidated subsidiary, taken as a whole, and to maintain and keep, and cause any subsidiary to maintain and keep, its and their respective properties in good repair, working order and condition (except for normal wear and tear), and from time to time to make all needful and proper repairs, renewals and replacements, including, without limitation, all trade name and trademark registration renewals, in each case so that any business material to the Company carried on in connection therewith may be properly and advantageously conducted.

       4.9 BOARD OF DIRECTORS APPROVAL. The Company shall not, without the approval of a majority of the Board of Directors, including at least two
(2) representatives of the holders of the Series B Stock, take any of the following actions:

              (a) incur, refinance, guarantee or assume any indebtedness other than (i) in the ordinary course of business, PROVIDED, THAT, any such indebtedness does not exceed $500,000 in the aggregate at any one time and
(ii) drawdowns under existing credit facilities consistent with the terms of the budget presented to the Board of Directors pursuant to Section 4.1(e)(v) above;

              (b) terminate any member of the Company's existing senior management team (consisting of Leonard Allsup, Bruce Dines and Brian Gast) or approve or alter the compensation paid to any member of the Company's existing senior management team except such changes in benefits as may be consistent with changes made in the Company's standard benefit plans;

              (c)    enter into any new line of business;

              (d) enter or agree to enter into any contract or other agreement which involves obligations of the Company in excess of $500,000;

              (e) acquire or dispose of, in one or a series of transactions within a twelve (12) months period, assets having a fair market value in excess of $500,000 or which involve the payment to or by the Company of consideration in excess of $500,000 (including assumption of indebtedness), other than capital expenditures consistent with the terms of the budget presented to the Board of Directors pursuant to Section 4.1(e)(v) above;

              (f) enter into, amend, modify, terminate or waive any material provision of any agreement involving obligations of the Company in excess of $500,000;

              (g) adopt, amend, modify or terminate any employee benefit plan or collective bargaining agreement or contract with any union that will, in the aggregate, materially increase the cost of such plan or arrangement relative to the Company's existing arrangements;

              (h) initiate any litigation, or undertake any course of defense, in connection with any litigation brought against the Company or any of its subsidiaries, or settle any claim, litigation or insurance claim in an amount in excess of $500,000;

              (i) enter into any transaction with an affiliate of the Company unless approved by a majority of the disinterested directors of the Company's Board of Directors; or

              (j) engage or dismiss the existing primary auditors or existing principal corporate legal counsel of the Company or any of its subsidiaries.

       4.10   SBIC REGULATORY PROVISIONS.

              (a) The Company shall notify each Series B Holder, Series C Holder and Series D Holder who is a Small Business Investment Company (an "SBIC HOLDER") as soon as practicable prior to taking any action after which the number of record holders of the Company's voting stock would be increased from fewer than fifty (50) to fifty (50) or more, and the Company shall notify each SBIC Holder of any other action or occurrence after which the number of record holders of the Company's voting stock was increased (or would increase) from fewer than fifty (50) to fifty (50) or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

              (b) At the request of any SBIC Holder, the Company shall provide each such SBIC Holder with a written statement certified by the Company's president, chief executive officer or chief financial officer describing in reasonable detail the use of the proceeds from the sale of Series B Stock, Series C Stock or Series D Stock, as applicable. In addition to any other rights granted hereunder, the Company shall grant such SBIC Holder and the United States Small Business Administration ("SBA") access to the Company's records solely for the purpose of verifying the use of such proceeds.

              (c) At the request of any SBIC Holder, after the end of each fiscal year, the Company shall deliver to each such SBIC Holder a written assessment of the economic impact of the SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of the Company in terms of expanded revenue and taxes and other economic benefits resulting from the investment (including, but not limited to, technology development or commercialization, minority business development, urban or rural business development and expansion of exports).

       4.11   BOARD OBSERVER.

              ABN AMRO, Inc. ("ABN AMRO") shall be entitled to have one (1) observer (the "NON-VOTING OBSERVER") selected by ABN AMRO present at all meetings of the Company's Board of Directors. Such Non-Voting Observer shall have the same access to information concerning the business and operations of the Company and at the same time as the directors of the Company and shall be entitled to participate in discussions and consult with, and make proposals and furnish advice to, the Board of Directors, without voting; PROVIDED, HOWEVER, that the Board of Directors shall be under no obligation to take any action with respect to any proposals made or advice furnished by such Non-Voting Observer; and PROVIDED, FURTHER, that the provisions of this
Section 4.11(a) shall terminate at such time that ABN AMRO no longer holds at least fifty percent (50%) of the shares of Series B Stock it holds on the date hereof.

       4.12 QUALIFIED SMALL BUSINESS. For so long as the Series C Shares or the shares issuable upon conversion of the Series C Shares ("Conversion Shares") are held by a Series C Holder (or a transferee in whose hands such Series C Shares or Conversion Shares are eligible to qualify as "qualified small business stock") as defined in Section 1202(c) of the Code, the Company will use reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations. The Company covenants and agrees, on the reasonable request of any Series C Holder, to conduct a reasonable investigation into the question of whether the Series C Shares or Conversion Shares are "qualified small business stock" within the meaning of the Code, and to thereafter deliver to such Series C Holder a duly executed Certificate of Representations in the form attached hereto as EXHIBIT B (the "QSBS Certificate"). If the Company is unable to deliver an executed QSBS Certificate because representation statement 2 in the QSBS Certificate is inaccurate, the Company covenants and agrees to deliver a statement explaining the reasons for such inaccuracy.

       4.13 TERMINATION OF COVENANTS. All covenants of the Company contained in Section 4 of this Agreement, other than those contained in Sections 4.4 and 4.5, shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to a Qualified Offering and may be waived by any individual Investor as to such Investor at any time in its sole discretion.

5.     PREEMPTIVE RIGHTS

       5.1 SUBSEQUENT OFFERINGS. Each Major Investor shall have a preemptive right to purchase up to eighty percent (80%) of its pro rata share of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 5.6 hereof. Each Major Investor's pro rata share is equal to the ratio of (A) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Company's outstanding Common Stock on a fully-diluted basis (including all shares of Common Stock issued or issuable upon the conversion of options, warrants or convertible securities or issued or then issuable upon the exercise of options or warrants) immediately prior to the issuance of the Equity Securities.

       5.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its eighty percent (80%) pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

       5.3 ISSUANCE OF EQUITY SECURITIES TO MAJOR INVESTORS. If not all of the Major Investors elect to purchase eighty percent (80%) of their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full their preemptive rights, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investors' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Major Investors pursuant to Section 5.2 hereof. If the Company has not sold such Equity Securities within one hundred ten (110) days of the notice provided pursuant to Section 5.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

       5.4 TERMINATION OF PREEMPTIVE RIGHTS. The preemptive rights established by this Section 5 shall not apply to, and shall terminate upon, the effective date of the registration statement pertaining to a Qualified Public Offering.

       5.5 TRANSFER OF PREEMPTIVE RIGHTS. The preemptive rights of each Major Investor under this Section 5 may be transferred to the same parties, subject to the same restrictions, as any transfer of registration rights pursuant to Section 3.9.

       5.6    EXCLUDED SECURITIES.  The preemptive rights established by this
Section 5 shall have no application to any of the following Equity Securities:

              (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) (as adjusted for stock splits, recapitalizations and the like) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

              (b) stock issued pursuant to any rights, agreements, options, warrants and convertible promissory notes outstanding as of the date of this Agreement and referenced in the schedule of exceptions (Schedule 3.3) to the Purchase Agreements; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, PROVIDED, THAT, the preemptive rights established by this Section 5 applied with respect to the initial sale or grant by the Company of such rights or agreements;

              (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

              (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

              (e) shares of Common Stock issued upon conversion of the Shares;

              (f) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

              (g) shares of capital stock, or other securities, or warrants, rights, options or other convertible securities, issued in any transaction in which the price per share of Common Stock equivalents is not less than the then-effective Series C Conversion Price, PROVIDED, THAT, the value of shares issued do not exceed $500,000 with respect to any one transaction and $1,500,000 in the aggregate.

6.     RIGHT OF FIRST REFUSAL ON FOUNDER TRANSFERS

       6.1 RIGHT OF FIRST REFUSAL ON FOUNDER TRANSFERS. No Founder shall sell, assign, pledge, or in any manner transfer any of the Shares of the Company held by such Founder or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements hereinafter set forth in this Section 6 and, if applicable, Section 9.

       6.2 EXERCISE OF RIGHTS. If a Founder receives from anyone a bona fide offer acceptable to such Investor to purchase any of his Shares, then the Founder shall first deliver written notice (the "NOTICE") thereof to the other Founders and the Series B Holders and the Company. The Notice shall name the proposed transferee and state the price and quantity of the Equity Securities to be transferred, as well as all other terms and conditions of the offer.

       6.3 ISSUANCE OF EQUITY SECURITIES TO THE NON-SELLING FOUNDERS. For a period of fifteen (15) days following receipt of such Notice, the non-selling Founders shall have the option to purchase all or a portion of the Shares specified in the Notice at the price and upon the terms set forth in such bona fide offer. In the event the non-selling Founders elect to acquire any of the Shares of the selling Founder as specified in said selling Founder's Notice, the purchasing Founders shall so notify the selling Founder and settlement thereof shall be made in cash within fourteen (14) days following receipt of said selling Founder's Notice; PROVIDED, THAT, if the terms of payment set forth in said selling Founder's Notice were other than cash against delivery, the purchasing Founder shall pay for said Shares on the same terms and conditions set forth in said selling Founder's Notice.

       6.4 ISSUANCE OF EQUITY SECURITIES TO THE SERIES B HOLDERS. In the event the non-selling Founders do not elect to acquire all of the Shares specified in the selling Founder's Notice, the selling Founder shall promptly notify the Series B Holders of the number of Shares available for purchase by the Series B Holders and the Series B Holders shall have the right, exercisable upon written notice to the selling Founder within thirty (30) days following receipt of the notice described in this Section 6.4, to purchase all or any portion of the Shares (less any purchased by the non-selling Founders pursuant to Section 6.3 above) on the terms and conditions specified in the Notice. Settlement for any Shares purchased, pursuant to this Section 6.4 shall be made in cash within forty-five (45) days following receipt of the Notice described in this Section 6.4, PROVIDED, THAT, if the terms of payment set forth in the selling Founder's Notice were other than cash against delivery the Company shall pay for said Shares on the same terms and conditions set forth in the Notice.

       6.5 ISSUANCE OF EQUITY SECURITIES TO THE COMPANY. In the event the non-selling Founders and the Series B Holders do not elect to acquire all of the Shares specified in the selling Founder's Notice, the selling Founder shall promptly notify the Company of the number of Shares available for purchase by the Company and the Company shall have the right, exercisable upon written notice to the selling Founder within forty-five (45) days following receipt of the original Notice described in Section 6.2 above, to purchase all or any portion of the Shares (less any purchased by the non-selling Founders pursuant to Section 6.3 above and the Series B Holders pursuant to Section 6.4 above) on the terms and conditions specified in the Notice. Settlement for any Shares purchased, pursuant to this Section 6.5 shall be made in cash within sixty (60) days following receipt of the original Notice described in Section 6.2 above, PROVIDED, THAT, if the terms of payment set forth in the selling Founder's Notice were other than cash against delivery the Company shall pay for said Shares on the same terms and conditions set forth in the Notice.

       6.6 NO PARTICIPATION. Subject to the provisions of Section 10 below, in the event that neither the non-selling Founders nor the Series B Holders nor the Company elect to acquire all of the Shares specified in the selling Founder's Notice, said selling Founder may, within the sixty (60) day period following the expiration of the option rights granted to the Company, sell elsewhere the Shares specified in said selling Founder's Notice which were not acquired, in accordance with the provisions of this Section 6, PROVIDED, THAT, said sale shall not be on terms and conditions more favorable to the purchaser than those contained in the bona fide offer set forth in said selling Founder's Notice; PROVIDED FURTHER, that said sale shall not be to a competitor of the Company as determined in good faith by the Board of Directors; and, PROVIDED FURTHER,

HOWEVER, that the transferee of such Shares shall become a party to this Agreement as if an Investor hereunder.

       6.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The right of first refusal established by this Section 6 shall not apply to, and shall terminate upon, the Company's consummation of an Initial Offering.

       6.8 EXEMPT SECURITIES. The right of first refusal established by this Section 6 shall not apply to (a) any transfer or transfers by any Stockholder which, in the aggregate, over the term of this Agreement, amount to no more than one hundred thousand (100,000) Shares (as adjusted for stock splits, stock dividends and the like) held by such stockholder, (b) any pledge of Shares made pursuant to a bona fide loan transaction with a financial institution that creates a mere security interest or to the foreclosure of such pledge, (c) any transfer to the ancestors, descendants or spouse or to trusts, limited partnerships or limited liabilities companies established for the benefit of such persons or the selling stockholder, or
(d) any bona fide gift (those items set forth in (a), (b), (c) and (d) above, the "EXEMPT SECURITIES"); PROVIDED, THAT, in the event of any pledge or transfer of Exempt Securities, the pledgee, transferee or donee shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement.

7.     RIGHT OF FIRST REFUSAL ON TRANSFERS BY SERIES A HOLDERS

       7.1 RIGHT OF FIRST REFUSAL ON SERIES A TRANSFERS. No Series A Holder shall sell, assign, pledge, or in any manner transfer any of the Shares of the Company held by such Series A Holder or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements hereinafter set forth in this Section 7 and, if applicable, Section 9.

       7.2 RIGHT OF FIRST REFUSAL ON TRANSFERS BY SERIES A HOLDERS. If any Series A Holder proposes to sell or transfer any Shares, then such Series A Holder shall promptly give written notice (the "SERIES A NOTICE") simultaneously to the Company, to each of the non-selling Series A Holders and the Series B Holders. The Series A Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of Shares to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

       7.3 COMPANY'S RIGHT TO PURCHASE. For a period of fifteen (15) days following receipt of any Series A Notice described in Section 7.2, the Company shall have the right to purchase all or a portion of the Shares subject to such Series A Notice on the same terms and conditions as set forth therein. The Company's purchase right shall be exercised by written notice signed by an officer of the Company and delivered to the selling Series A Holder with a check for payment for the Shares being purchased.

       7.4 SERIES A HOLDERS' RIGHT TO PURCHASE. If the Company does not purchase all of the Shares available pursuant to its rights under Section 7.3 within the period set forth therein, each non-selling Series A Holder shall then have the right, exercisable upon written notice to the selling Series A Holder within thirty (30) days of the date of the original Series A Notice described in Section 7.1, to purchase its pro rata share of the Shares subject to the Notice (less shares purchased by the Company pursuant to Section 7.3) on the same terms and conditions.

              (a) Each non-selling Series A Holder may buy all or any part of that number of shares equal to the product obtained by multiplying (x) the aggregate number of shares of Shares covered by the Series A Notice (less shares purchased by the Company pursuant to Section 7.3) by (y) a fraction the numerator of which is the number of shares of Common Stock owned by the non-selling Series A Holder (on an as-if-converted basis) at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by all of the non-selling Series A Holders (on an as-if-converted basis) at the time of the sale or transfer.

              (b) If not all of the non-selling Series A Holders elect to purchase their pro rata share of the Shares covered by the Series A Notice as provided in Section 7.4(a) above, then the selling Series A Holder shall promptly notify the non-selling Series A Holders who do so elect and shall offer such non-selling Series A Holders the right to acquire such unsubscribed shares. The non-selling Series A Holders who elect to participate shall have five (5) days after receipt of such notice to notify the selling Series A Holder of its election to purchase all or a portion thereof of the unsubscribed shares.

       7.5 SERIES B HOLDERS' RIGHT TO PURCHASE. If the Series A Holders do not purchase all of the Shares available pursuant to its rights under
Section 7.4 within the period set forth therein, each Series B Holder shall then have the right, exercisable upon written notice to the selling Series A Holder within forty-five (45) days of the date of the original Series A Notice described in Section 7.2, to purchase its pro rata share of the Shares subject to the Notice (less shares purchased by the Company pursuant to Section 7.3 and the Series A Holders pursuant to Section 7.4) on the same terms and conditions.

              (a) Each Series B Holder may buy all or any part of that number of shares equal to the product obtained by multiplying (x) the aggregate number of shares of Shares covered by the Series A Notice (less shares purchased by the Company pursuant to Section 7.3 and Series A Holders pursuant to Section 7.4) by (y) a fraction the numerator of which is the number of shares of Common Stock owned by the Series B Holder (on an as-if-converted basis) at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by all of the Series B Holders (on an as-if-converted basis) at the time of the sale or transfer.

              (b) If not all of the Series B Holders elect to purchase their pro rata share of the Shares covered by the Series A Notice as provided in Section 7.5(a) above, then the selling Series A Holder shall promptly notify the Series B Holders who do so elect and shall offer such Series B Holders the right to acquire such unsubscribed shares. The Series B Holders who elect to participate shall have five (5) days after receipt of such notice to notify the selling Series A Holders of its election to purchase all or a portion thereof of the unsubscribed shares.

       7.6 SALE OF SHARES. Subject to the provisions of Section 10 below, should any Shares remain for sale to a third-party following the exercise or expiration of the rights of purchase described in Sections 7.3, 7.4 and 7.5, then the selling Series A Holder may, not later than ninety

(90) days following delivery to the Company of the Series A Notice, enter into an agreement providing for the closing of the transfer of the Shares covered by the Series A Notice (less shares purchased pursuant to Sections 7.3, 7.4 and 7.5) within thirty (30) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Series A Notice. Any proposed transfer on terms and conditions more favorable than those described in the Series A Notice, as well as any subsequent proposed transfer of any of the Shares by the selling Investor, shall again be subject to the purchase rights of the Company and the Series A Holders and shall require compliance by the selling Series A Holder with the procedures described in this Section 7.

       7.7 TERMINATION OF RIGHT OF FIRST REFUSAL. The right of first refusal established by this Section 7 shall not apply to, and shall terminate upon, the Company's consummation of an Initial Offering.

       7.8 EXEMPT TRANSFERS. The right of first refusal established by this Section 7 shall not apply to the Exempt Securities; PROVIDED, THAT, in the event of any pledge or transfer of Exempt Securities, the pledgee, transferee or donee shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement.

8.     VOTING

       8.1 VOTING. The Investors agree to hold all Shares subject to, and to vote their Shares in accordance with, the provisions of this Agreement.

       8.2    ELECTION OF DIRECTORS.

              (a) At each election of directors in which the Series B Holders, voting together as a separate class on an as-converted basis, are entitled to elect directors of the Company pursuant to Article IV(E)(2)(d) of the Company's Restated Certificate of Incorporation, the Series B Holders shall vote their respective Shares so as to elect (i) one (1) person designated by Crest Communications Partners LP and (ii) one (1) person designated by CEA Capital Partners USA, L.P.

              (b) At each election of directors in which the holders of Common Stock, Series A Holders, Series B Holders, Series C Holders and Series D Holders, voting together as a separate class on an as-converted basis, are entitled to elect directors of the Company pursuant to Article IV(E)(2)(d) of the Company's Restated Certificate of Incorporation, the holders of Common Stock, Series A Holders, Series B Holders, Series C Holders and Series D Holders shall vote their respective Shares so as to elect the following persons as directors: (i) the person serving as Chief Executive Officer of the Company; (ii) one (1) person designated by the person serving as Chief Executive Officer of the Company; (iii) one (1) person designated by Mayfield X, L.P.; and (iv) one other independent person as are nominated by the Company who is mutually acceptable to the existing members of the Board of Directors.

       8.3 VACANCIES. If any director is unable to serve, or once having commenced to serve, is removed or withdrawn from the Board of Directors of the Company, the party or parties who designated such directors will be entitled to designate a person to fill the vacancy on the Board of Directors of the Company so created and the holders of Common Stock, Series A

Holders, Series B Holders, Series C Holders and Series D Holders shall vote their respective Shares to fill the vacancy so created with the person so designated.

       8.4    EXPENSES.  The Company hereby agrees that the Company will pay
(a) all reasonable travel and other out-of-pocket expenses of the directors designated by the Series B Holders, of any independent, non-employee directors and any Non-Voting Observer and (b) such fees as are paid to directors, severally, that are not employees of the Company or any of its affiliates.

9.     CO-SALE RIGHT.

       9.1    SALES BY STOCKHOLDERS.

              (a) If a Stockholder proposes to sell or transfer fifty percent (50%) or more of the Stockholder Shares held by such Stockholder, as calculated prior to the exercise by the Company, Series A Holders and Series B Holders of their rights under Sections 6 and 7, as applicable, and the Company, Stockholders and Series B Holders should fail to exercise their respective rights to purchase all the Stockholder Shares described in the Notice or Series A Notice, as applicable, following the exercise or expiration of the applicable rights of purchase described in Sections 6.3, 6.4, 6.5, 7.2, 7.3, 7.4 and 7.5, then each Series B Holder and Series D Holder shall have the right, exercisable upon written notice to the selling Stockholder within sixty (60) days after the date of the original Notice or Series A Notice (described in Sections 6.2 and 7.1, respectively), as applicable, to participate in such sale of Stockholder Shares on the same terms and conditions. Such notice shall indicate the number of Series B Shares or Series D Shares, as applicable, such Series B Holder or Series D Holder wishes to sell under his or her right to participate. Subject to the provisions of subsection (c) below, to the extent one or more of the Series B Holders or Series D Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of Stockholder Shares that the selling Stockholder may sell in the transaction shall be correspondingly reduced.

              (b) Each electing Series B Holder and Series D Holder (a "PARTICIPANT") may sell all or any part of that number of Common Stock shares equal to the product obtained by multiplying the aggregate number of Common Stock or Stockholder Share equivalents covered by the Notice by a fraction the numerator of which is the number of shares of Common Stock (on an as-converted basis) owned by such Participant at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock equivalents (on an as-converted basis) owned by the selling Stockholder.

              (c) Each Participant shall effect its participation in the sale by promptly delivering to the selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the type and number of shares of Common Stock or Preferred Stock which such Participant elects to sell; PROVIDED, HOWEVER, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

              (d) The stock certificate or certificates that the Participant delivers to the selling Stockholder pursuant to Section 10.1(c) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock or Preferred Stock pursuant to the terms and conditions specified in the Notice or Series A Notice, as applicable, and the purchaser or transferee shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the selling Stockholder shall not sell to such prospective purchaser or purchasers any Stockholder Shares unless and until, simultaneously with such sale, the selling Stockholder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

              (e) In the event that the prospective purchaser(s) purchase(s) fewer shares than set forth in the Notice, the shares sold by the selling Stockholder and the Participants shall be reduced pro rata calculated pursuant to Section 9.1(b), based on the number of shares they would have been entitled to sell had the purchaser(s) purchased all the shares set forth in the Notice.

              (f) The exercise or non-exercise of the rights of the Participants hereunder to participate in one or more sales of Stockholder Shares made by the Stockholder shall not adversely affect their rights to participate in subsequent sales of Stockholder Shares subject to the terms of this Agreement.

              (g) Subject to the provisions of Section 9.1(a), should any Stockholder Shares remain for sale to a third party following the exercise or expiration of the rights of first refusal described in Sections 6.3, 6.4, 6.5, 7.3, 7.4 and 7.5, the selling Stockholder may, not later than ninety
(90) days following delivery of the Notice or Series A Notice, as applicable, enter into an agreement providing for the closing of the transfer of the Stockholder Shares covered by the Notice or Series A Notice, as applicable (less shares purchased pursuant to Sections 6.3, 6.4, 6.5, 7.3, 7.4 and 7.5) within thirty (30) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Notice or Series A Notice, as applicable. Any proposed transfer on terms and conditions more favorable than those specified in the Notice or Series A Notice, as applicable, shall again be subject to the rights of first refusal and co-sale rights described herein.

       9.2    EXEMPT TRANSFERS.  The co-sale rights established by this
Section 9 shall not apply to any transfer or transfers that comply with
Section 6.8 above.

       9.3 TERMINATION OF CO-SALE RIGHTS. The co-sale rights established by this Section 10 shall not apply to, and shall terminate upon, the Company's consummation of an Initial Offering.

       9.4    PROHIBITED TRANSFERS.

              (a) In the event that any Stockholder should sell any Stockholder Shares in contravention of the co-sale rights of each Series B Holder and Series D Holder under this

Agreement (a "PROHIBITED TRANSFER"), each Series B Holder and Series D Holder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the selling Stockholder shall be bound by the applicable provisions of such option.

              (b) In the event of a Prohibited Transfer, each Series B Holder and Series D Holder shall have the right to sell to the selling Stockholder the type and number of shares of Common Stock or Preferred Stock equal to the number of shares each Series B Holder and Series D Holder would have been entitled to transfer to the purchaser under Section 9.1(b) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                     (i) The price per share at which the shares are to be sold by the selling Series B Holder and Series D Holder shall be equal to the price per share paid by the purchaser to the selling Stockholder in such Prohibited Transfer. The selling Stockholder shall also reimburse each Series B Holder and Series D Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Series B Holder's and Series D Holder's rights under Section 9.1 and this Section 9.4.

                     (ii) Within one hundred twenty (120) business days after the date on which a Series B Holder and Series D Holder received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Series B Holder and Series D Holder shall, if exercising the option created hereby, deliver to the selling Stockholder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                     (iii) The selling Stockholder shall, upon receipt of the certificate or certificates for the shares to be sold by a Series B Holder or Series D Holder, pursuant to this Section 9.4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 9.4(b)(i), in cash or by other means acceptable to the Investor.

                     (iv) Notwithstanding the foregoing, any attempt by the selling Stockholder to transfer Stockholder Shares in violation of Section
9.1 hereof shall be voidable at the option (which option must be exercised within fifteen (15) business days after the date on which a Series B Holder or Series D Holder received notice of a Prohibited Transfer) of any Series B Holder or Series D Holder if such Series B Holder or Series D Holder does not elect to exercise the put option set forth in this Section 9.4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Series B Holders and Series D Holders.

10.    APPROVED SALE.

       10.1 VOTING OF SHARES. The Investors each agree to vote their respective Shares in accordance with the provisions of this Section 10.

       10.2 DRAG-ALONG PROVISION. At any time following the first anniversary of the date of this Agreement, (a) the holders of more than seventy-five percent (75%) of the Series B Shares then outstanding and (b) the holders of a majority of the outstanding capital stock of the

Company then outstanding (the "REQUISITE HOLDERS") shall have the option to compel a sale of the Company or of all or substantially all of the Company's assets at any time (a "DRAG-ALONG SALE"); PROVIDED, THAT, in the event that the holders of Series B Shares constitute at least a majority of the outstanding capital stock of the Company (on an as-converted basis) the provisions of Section 10.2(b) shall not apply. The Drag-Along Right established by this Section 10.2 shall not apply to, and shall terminate upon, the Company's consummation of an Initial Offering.

       10.3 FORCED SALE. The Company hereby covenants and agrees that, if the Company has not effected a Qualified Public Offering or obtained the Minimum Trading Requirement (as defined below) prior to the fourth anniversary of the date of this Agreement, the Company shall use commercially reasonable efforts, including retaining an appropriate investment bank reasonably satisfactory to a majority in interest of the Series B Holders, to identify a suitable purchaser of the Company to be effected by means of a merger, consolidation or sale of stock or assets, auction or otherwise at such time (a "FORCED SALE," and, together with a Drag-Along Sale, an "APPROVED SALE"). As used herein, the "MINIMUM TRADING REQUIREMENT" shall be obtained following an Initial Offering on the business day following the end of a one hundred eighty (180) consecutive day period during which the average closing price of the Company's Common Stock on each such day exceeded the Threshold Price.

       10.4 NO OBJECTIONS. Each Investor agrees that in the event of an Approved Sale, it shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (a) a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, each such Holder shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale or (b) a sale of the stock of the Company, then each such Investor shall agree to sell its respective Shares on the terms and conditions approved by the Requisite Holders, PROVIDED, THAT, such terms do not provide that the Series A Holders, Series B Holders, Series C Holders or Series D Holders would receive less than the amount that would be distributed to such Holders in the event of a liquidation of the Company in accordance with the Company's Restated Certification of Incorporation. The Investors shall each take all necessary and desirable actions approved by the Requisite Holders, in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (a) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and (b) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

11.    MISCELLANEOUS

       11.1 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado without regard to its conflict-of-laws rules; PROVIDED, THAT, the provisions of Section 8 shall be governed by the laws of the State of Delaware.

       11.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Shares from time to time.

       11.3 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       11.4 SUBSEQUENT INVESTORS. No person or persons ("SUBSEQUENT INVESTORS") shall acquire, either by purchase or otherwise any shares of Series A Stock, Series B Stock, Series C Stock or Series D Stock of the Company subsequent to the date hereof, unless such Subsequent Investors shall become a party to this Agreement and agree to be bound by the provisions hereof. Such Subsequent Investors shall be considered "Investors" for all purposes hereof and all shares of capital stock of the Company held by such Investors shall be deemed to be "Shares" for all purposes hereof. After the date of this Agreement, the Company may, without the prior consent of the Investors, make such Subsequent Investors a party to this Agreement by executing an "Additional Party Signature Page" in the form set forth as EXHIBIT C; provided that the inclusion of such additional party is approved by the Company's board of directors. Thereafter, the shares of Series A Stock, Series B Stock, Series C Stock or Series D Stock held by such Subsequent Investor shall be deemed Registrable Securities and such holder shall be a "Holder" for purposes hereof and both of such definitions shall be deemed duly and properly amended.

       11.5   AMENDMENT AND WAIVER.

              (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and
(i) the holders of a majority of the Series B Shares, Series C Shares and Series D Shares or share equivalents then outstanding and (ii) the holders of a majority of the Stockholder Shares then outstanding. Notwithstanding the foregoing, the right of a party to designate a member of the Board of Directors pursuant to the provisions of Section 8.2 may not be amended without such party's consent and the provisions of Sections 10.2 and 10.3 may not be amended without the consent of the holders of a majority of the Series B Shares.

              (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of (i) the holders of a majority of the Series B Shares, Series C Shares and Series D Shares or share equivalents then outstanding and (ii) the holders of a majority of the Stockholder Shares then outstanding. Notwithstanding the foregoing, the right of any party to designate a member of the Board of Directors pursuant to the provisions of
Section 8.2 may not be waived without such party's consent.

       11.6 NOTICES, ETC. All notices required or permitted hereunder shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) upon receipt after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address set forth on the signature pages hereto or EXHIBIT A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

       11.7 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any rights of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

       11.8 INJUNCTIVE RELIEF. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with certain of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of such provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

       11.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

       11.10 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, between the parties hereto with regard to the subject matter hereof.

       11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                 [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 MICROSOFT CORPORATION


By:    /s/ Gerald K. Dinsmore             By:    /s/    John G. Connors
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: SVP-CFO
     -----------------------------              -------------------------------

Title: President
      ----------------------------
























                         INVESTORS' RIGHTS AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 MAYFIELD ASSOCIATES FUND IV


By:    /s/ Gerald K. Dinsmore             By:    /s/    Todd A. Brooks
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: General Partner
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 MAYFIELD PRINCIPALS FUND LLC


By:    /s/ Gerald K. Dinsmore             By:    /s/    Todd A. Brooks
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title:        General Partner
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 MAYFIELD X


By:    /s/ Gerald K. Dinsmore             By:    /s/    Russell C. Hirsch
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: General Partner
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 ABN AMRO, INC.
                                          I EAGLE TRUST
                                          ABN AMRO CAPITAL (USA), INC.

By:    /s/ Gerald K. Dinsmore             By: /s/ Daniel J. Foreman
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: Managing Director
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 CREST COMMUNICATIONS PARTNERS LP


By:    /s/ Gerald K. Dinsmore             By:    /s/    Gregg A. Mockenhaupt
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: Managing Director
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 CEA CAPITAL PARTNERS USA LP


By:    /s/ Gerald K. Dinsmore             By:    /s/    James J. Collis
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: Executive Vice President
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.                 CEA CAPITAL PARTNERS USA CI, L.P.


By:    /s/ Gerald K. Dinsmore             By:    /s/    James J. Collis
   -------------------------------           ----------------------------------

Name:  Gerald K. Dinsmore                 Title: Executive Vice President
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.


By:    /s/ Gerald K. Dinsmore             /s/    Bruce E. Dines, Jr.
   -------------------------------        -------------------------------------

Name:  Gerald K. Dinsmore                 Title:
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.


By:    /s/ Gerald K. Dinsmore             /s/    Leonard Allsup
   -------------------------------        -------------------------------------

Name:  Gerald K. Dinsmore                 Title:
     -----------------------------              -------------------------------

Title: President
      ----------------------------

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                  INVESTORS:

JATO COMMUNICATIONS CORP.


By:    /s/ Gerald K. Dinsmore             /s/    Brian E. Gast
   -------------------------------        -------------------------------------

Name:  Gerald K. Dinsmore                 Title:
     -----------------------------              -------------------------------

Title: President
      ----------------------------

                                      EXHIBIT A

                             JATO COMMUNICATIONS CORP.
                            INVESTORS' RIGHTS AGREEMENT


FOUNDERS

NAME AND ADDRESS:

Leonard Allsup
1099 18th Street, Suite 700
Denver, CO  80202

Bruce E. Dines
1099 18th Street, Suite 700
Denver, CO  80202

Brian E. Gast
1099 18th Street, Suite 700
Denver, CO  80202

SERIES A HOLDERS

Leonard Allsup, as Custodian for Alexandra L. Allsup
1099 18th Street, Suite 700
Denver, CO  80202

Joe G. Allsup and Agnes A. Allsup
3708 East 85th Place
Tulsa, OK  74137

Mary Beazley
P.O. Box 62028
Colorado Springs, CO  80962

Andrew Bermingham
27 Gledhow Gardens
Number 6
London, England  sw5oaz

Buck Blessing
1501 Wood Avenue
Colorado Springs, CO  80907

Edward Brokaw
c/o BT Alex. Brown
P.O. Box 2612
Greenwich, CT  06836

Charles Callaway
1616 17th Street, Suite 600
Denver, CO  80202

First Trust Corporation FBO TTEE, Randall A. Carter, acct. #x204622-0001 332 Vine Street
Denver, CO  80206

William R. Cullen
5 Diamonte Lane
Palos Verdes, CA 90275

Bruce E. Dines
2552 E. Alameda Street #23
Denver, CO  80209

Dorothy Dines
2552 E. Alameda Street #23
Denver, CO  80209

Aaron E. Gast
878 Jefferson Way
West Chester, PA  19380

Beverly S. Gast
9233 Germantown Avenue
Philadelphia, PA  19118

Gregory & Nancy Gast
1011 Hawthorne Lane
Fort Washington, PA  19034

Edverna Gilbert
6910 Sandalwood Dr.
Broomfield, MI  48301

Gilbert Family Trust
1211 Whispering Oaks Drive
Danville, CA  94506

Trustee F.B.O. FWD Corporation Savings & Profit Sharing Trust,
James M. Green, Segregated Account
c/o - James P. Cooney, President
Pension Inc., Trustee
136 N. Maple Avenue
Green Bay, WI  54303

COPY OF ANY CORRESPONDENCE TO :
James M. Green, Segregated Account
W8397 Cloverleaf Lake Road
Clintonville, WI  54929

Ian C. and Susan D. Griffis
3519 E. Palmer Divide Road
Larkspur, CO  80118

Robert J. Grubb
7259 Longview Drive
Niwot, CO  80503

David and Brenda Hebble
11375 E. Berry Drive
Englewood, CO  80111

Michael D. Johnson
1185 River Road
Sunshine, LA  70780

Trustee F.B.O. FWD Corporation Savings & Profit Sharing Trust,
Joseph L. Kaufmann, Segregated Account
c/o - James P. Cooney, President
Pension Inc., Trustee
136 N. Maple Avenue
Green Bay, WI  54303

COPY OF ANY CORRESPONDENCE TO:
Joseph L. Kaufmann, Segregated Account
N2541 Lakeshore Drive
Bonduel, WI  54107

Gerard A. Maglio
5640 S. Bellaire Court
Greenwood Village, CO  80121

Louise A. McConnell and Jerry McConnell
8703 East 62nd Place
Tulsa, OK  74133

David Miller
680 West Sam Houston Parkway South #3104
Houston, TX  77042

Pamela Murdock
809 Illinois Street
Golden, CO  80401

Charles O'Brien
2011 Sunnydale Road
Pittsburgh, PA  15243

John M. and Cindy K. O'Brien
9706 West 128th Terr
Overland Park, KS  66213

Lisa Pheil
213 W. Moreland Road
Hatboro, PA  19040

Jerome C. Ramsey
506 Providence Drive
Castle Rock, CO  80104

William Seybold
Retirement Accounts & Co.
FBO William R. Seybold
P.O. Box 173785
Denver, CO  80217-3785

Brent D. Smith
6649 88th Place
Tulsa, OK 74133

Larry D. Smith and Marcella M. Smith
6649 East 88th Place
Tulsa, OK  74133

Edward H. Snowden
1 Stevens Road
Marblehead, MA  01945

Somes Ventures, LLC
P.O. Box 1981
Avon, CO  81620

John W. Street
P.O. Box 62028
Colorado Springs, CO  80962

Winterscheidt & Villiotti PC Profit Sharing Plan and Trust
5613 DTC Parkway, Suite 850
Greenwood Village, CO  80111

Hildreth Wold
920 South Beech Street
Casper, WY  82601

George F. Wood
959 S. Williams Street
Denver, CO  80209

SERIES B HOLDERS

Crest Communications Partners L.P.
320 Park Avenue
17th Floor
New York, NY 10022
  Attn: Gregg Mockenhaupt

CEA Capital Partners USA, L.P.
17 State Street
35th Floor
New York, NY  10004
  Attn: Steve McCall

CEA Capital Partners USA
CI, L.P.
17 State Street
35th Floor
New York, NY  10004
  Attn: Steve McCall

ABN AMRO Capital (USA), Inc.
208 S. LaSalle Street
10th Floor
Chicago, IL  60604
  Attn: Daniel Forman

I Eagle Trust
208 S. LaSalle Street
10th Floor
Chicago, IL  60604
  Attn: Daniel Forman

ABN AMRO Incorporated
208 S. LaSalle Street
10th Floor
Chicago, IL  60604
  Attn: Daniel Forman

Access Technology Partners, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

Access Technology Partners
Brokers Fund, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

Hambrecht & Quist California
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

Hambrecht & Quist Employee Venture Fund, L.P. II
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

H&Q Jato Communications
Investors, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

John P. Raeder, Jr. and Deborah
M. Raeder, as Joint Tenants
5625 S. Bellaire Ct.
Greenwood Village, CO 80121

Gilbert Family Trust
1211 Whispering Oaks
Danville, CA  94506
  Attn: Dean Gilbert

Jeffrey D. Morgan
2883 Lee Hill Road
Boulder,  CO 80302

Karin W. Morgan
2883 Lee Hill Road
Boulder, CO  80302

Marty S. Clayman
2401 Shady Oak Place
Lexington, KY 40515

Robert J. Grubb
7259 Longview Drive
Niwot, CO  80503

Richard K. Coleman, Jr.
22 Viking Drive
Englewood, CO  80110

GC&H Investments
C/o Cooley Godward LLP
One Maritime Plaza
20th Floor
San Francisco, CA  94111
  Attn: John Cardoza

Michael S. Grunwald
C/o Lehman Brothers
555 California Street
30th Floor
San Francisco, CA  94104

Mark T. Stolte
22595 Treetop Lane
Golden, CO  80401

Seybold Brothers Investments
4075 Hermitage Road
Colorado Springs, CO 80906
  Attn: William Seybold

Leonard Allsup
1720 Wyncoop
Unit 203
Denver, CO  80202-1077

William J.B. Brady III
Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA  94304

Stephen S. Hyde and Lorreen L.
George, joint tenants w/right of
survivorship
31 Broadmoor Avenue
Colorado Springs, CO  80906

Frank P. Quattrone and
Denise Foderavo, Trustees
Quattrone Family Trust UTA
DTD 9/14/91
Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA  94304

Ian C. and Susan D. Griffis
3519 E. Palmer Divide Road
Larkspur, CO  80118

Charles Calloway
1616 17th Street, Suite 600
Denver, CO  80202

Mark Mangiola
425 Broadway Street
Redwood City, CA 94063

Benefactor Funding Corp.
234 Columbine Street
Suite 240
Denver, CO  80206
Attn:  Randy Carter

Richard & Julie K. Wham
JTWROS
15 Polo Club Drive
Denver, CO  80209

Gerald H. Parrick III
25 Sandlewood Drive
Novato, CA 94945

Bruce E. Dines, Jr.
825 York Street
Denver, CO  80206

Jill S. Dines
825 York Street
Denver, CO  80206

Katherine Dines
2000 Little Raven #1-C
Denver, CO  80202

Curtis J. Ahart
6090 Spruce Hill Court
Shorewood, MN  55331

Keith Bennett
16728 E. Prentice Circle
Aurora, CO  80015

SERIES C HOLDERS

NAME AND ADDRESS

Mayfield X, L.P.
2800 Sand Hill Road
Suite 250
Menlo Park, CA 94025
Attn:  Todd Brooks

Mayfield Associates Fund IV, L.P.
2800 Sand Hill Road
Suite 250
Menlo Park, CA 94025
Attn:  Todd Brooks

Mayfield Principals Fund, L.L.C.
2800 Sand Hill Road
Suite 250
Menlo Park, CA 94025
Attn:  Todd Brooks

Crest Communications Partners L.P.
320 Park Avenue
17th Floor
New York, NY 10022
  Attn: Gregg Mockenhaupt

CEA Capital Partners USA, L.P.
17 State Street
35th Floor
New York, NY 10004
  Attn: Steve McCall

CEA Capital Partners USA CI, L.P.
17 State Street
35th Floor
New York, NY 10004
  Attn: Steve McCall

ABN AMRO Capital (USA), Inc.
208 S. LaSalle Street
10th Floor

Chicago, IL 60604
  Attn: Daniel Foreman

I Eagle Trust
208 S. LaSalle Street
10th Floor
Chicago, IL 60604
  Attn: Daniel Foreman

ABN AMRO Incorporated
208 S. LaSalle Street
10th Floor
Chicago, IL 60604
  Attn: Daniel Foreman

Access Technology Partners, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

Access Technology Partners Brokers Fund, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

Hambrecht & Quist California
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

Hambrecht & Quist Employee
Venture Fund, L.P. II
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

H&Q JATO Communications Investors, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

TCI Satellite Entertainment, Inc.
8085 S. Chester Street
Suite 110
Englewood, CO 80112
Attn:  Ken Carroll

Keith Bennett
16728 E. Prentice Circle
Aurora, CO  80015

Jeffrey D. Morgan
2883 Lee Hill Road
Boulder,  CO 80302

Karin W. Morgan
2883 Lee Hill Road
Boulder,  CO 80302

John P. Raeder, Jr. and Deborah
M. Raeder, as Joint Tenants
5625 S. Bellaire Ct.
Greenwood Village, CO 80121

Michael S. Grunwald
340 Lombard Street
Apt. A
San Francisco, CA  94133

Gerald K. Dinsmore
c/o Jato Communications Corp.
1099 18th Street
Denver, CO 80202

Jerome C. Ramsey
506 Providence Drive
Castle Rock, CO 80104

Robert G. Vidal and Tina M.
Vidal, as Joint Tenants
5 Snowy Owl Lane
Littleton, CO 80127

Gerard A. Maglio
5640 S. Bellaire Court
Greenwood Village, CO 80121

Rex Humston
6889 S. Salida Street
Foxfield, CO 80016

Edward Ziehm
864 Meadow Rose Lane
Castle Rock, CO 80104

Trustee F.B.O. FWD Corporation
Savings & Profit Sharing Trust,
James M. Green, Segregated
Account
c/o - James P. Cooney, President
Pension Inc., Trustee
136 N. Maple Avenue
Green Bay, WI  54303

COPY OF ANY CORRESPONDENCE TO :
James M. Green, Segregated Account
W8397 Cloverleaf Lake Road
Clintonville, WI  54929

Patrick M. Green
12098 W. 75th Place
Arvada, CO 80005

William D. Myers and Dana D.
Myers, as Joint Tenants
3822 South Sebring Court
Denver, CO 80237

Marty S. Clayman
2401 Shady Oak Place
Lexington, KY 40515

Bato, LLC
8136 S. Grant Way
Littleton, CO  80122

SERIES D HOLDERS

NAME AND ADDRESS

U.S. Telesource, Inc.
555 Seventeenth Street
Denver, CO 80202
Attn:_____________
Facsimile: 303-992-1724

Microsoft Corporation
One Microsoft Way
Redmond, WA  98052
Attn:  Michael Leitner
Facsimile:

                                      EXHIBIT B


                             JATO COMMUNICATIONS CORP.,

                               A DELAWARE CORPORATION

                           CERTIFICATE OF REPRESENTATIONS

                      REGARDING QUALIFIED SMALL BUSINESS STOCK


THIS CERTIFICATE OF REPRESENTATIONS REGARDING QUALIFIED SMALL BUSINESS STOCK (this "Certificate") is executed as of September __, 1999 by Jato Communications Corp., a Delaware corporation (the "Company"), for the benefit of Mayfield ____________, a Delaware Limited Partnership ("Mayfield"). As used herein, the term "Stock" means those shares of Company stock issued by the Company to Mayfield and described more fully on Schedule A hereto.

REPRESENTATIONS

Subject to the limitations and qualifications set forth below, the Company hereby represents as follows:

1. The Company has conducted a reasonable investigation into the question of whether the Stock is "qualified small business stock" ("QSBS") within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"); and

2. As of the date first above written, and assuming that Mayfield has not sold, distributed, or otherwise transferred the Stock, all of the Stock is QSBS.

QUALIFICATIONS AND LIMITATIONS

1. Qualification of the Stock as QSBS is based, in part, on the value of Company stock or other assets at certain relevant times. For purposes of the representations made in this Certificate, the Company has made a good faith determination of such values, taking into account all material facts and circumstances, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

2. Qualification of the Stock as QSBS is based, in part, on whether the Company has been engaged in the active conduct of one or more qualified trades or businesses. The term "qualified trade or business" set forth in
Section 1202(e)(3) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of qualified trade or business set forth in Section 1202(e)(3) of the

Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

3. Qualification of the Stock as QSBS is based, in part, on whether at least eighty percent (by value) of the Company's assets have been used in the active conduct of one or more qualified trades or businesses. For this purpose, assets held as "working capital" of a qualified trade or business within the meaning of Section 1202(e)(6) of the Code are treated as used in the active conduct of such trade or business. The term "working capital" set forth in Section 1202(e)(6) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of working capital set forth in Section 1202(e)(6) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

4. Qualification of the Stock as QSBS is based, in part, on whether the Company purchased any of its stock from a person related to Mayfield during a relevant testing period. For purposes of the representations made in this Certificate, the Company has made a good faith determination that such purchases did not occur, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

5. While the representations contained herein are made in good faith, the Company assumes no liability for the failure of the Stock to qualify as QSBS.

IN WITNESS WHEREOF, the Company has executed this Certificate as of the date first above written.

BY:
   -----------------------------

TITLE:
      --------------------------

                                     SCHEDULE A

Class/Type of Stock           Certificate Number    Number of Shares    Issue Date
----------------------------------------------------------------------------------
Series C Preferred Stock

                                     EXHIBIT C

                             JATO COMMUNICATIONS CORP.
             SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT,
                               DATED JANUARY 20, 2000

                          ADDITIONAL PARTY SIGNATURE PAGE


Pursuant to Section 11.4 of that certain Second Amended and Restated Investors' Rights Agreement dated January 20, 2000 among Jato Communications Corp. and the Investors set forth therein, the undersigned hereby executes this Additional Party Signature Page and authorizes this signature page to be attached as a counterpart of such agreement and agrees to be bound by such agreement as if the undersigned had executed such agreement on the date of its original execution.

This Additional Party Signature Page may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.



DATE:
       ----------------
                                   ------------------------------
                                        Print Name of Investor


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------